Blanket Bond Insurance Agreement

This Agreement is made as of the 9th day of October, 2023, by and among the investment companies listed in Appendix A (collectively referred to herein as the “Funds”), First Trust Advisors L.P. (the “Advisor”) and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the “Parties”).

Witnesseth:

Whereas, the Parties have agreed to acquire a joint insured policy (the “Policy”) issued by ICI Mutual Insurance Company containing broker’s blanket bond coverage (“Blanket Bond Coverage”) which shall cover all Parties;

Whereas, the total amount of the Blanket Bond Coverage under the Policy will be $37,000,000 (“Bond Amount”) based upon the determination of each Fund’s Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $34,150,000 (“Basic Bond Coverage”) as provided in Appendix B;

Whereas, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

The Parties, therefore, agree that:

1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

2. Losses.

(a) General. The Policy is a “claims made” insurance policy and a Policy Year is the period from October 9th to the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a “Blanket Bond Loss.” Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

(b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage (repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days’ written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party’s rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

In Witness Whereof, the Parties have caused this Agreement to be executed as of the day and year first above written.

First Trust Energy Income and Growth Fund

First Trust Enhanced Equity Income Fund

First Trust Senior Floating Rate Income Fund II

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

First Trust/abrdn Global Opportunity Income Fund

First Trust Mortgage Income Fund

First Trust Specialty Finance and Financial Opportunities Fund

First Trust High Income Long/Short Fund

First Trust Energy Infrastructure Fund

First Trust MLP and Energy Income Fund

First Trust Intermediate Duration Preferred & Income Fund

First Trust New Opportunities MLP & Energy Fund

First Trust Dynamic Europe Equity Income Fund

First Trust High Yield Opportunities 2027 Term Fund

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Exchange-Traded AlphaDEX® Fund II

First Trust Series Fund

First Trust Variable Insurance Trust

By __/s/ Kristi A. Maher___________________________

            Kristi A. Maher, Assistant Secretary

First Trust Advisors L.P.

First Trust Portfolios L.P.

By __/s/ Kristi A. Maher___________________________

            Kristi A. Maher, Deputy General Counsel

Appendix A

Closed-End Funds

First Trust Energy Income and Growth Fund

First Trust Enhanced Equity Income Fund

First Trust Senior Floating Rate Income Fund II

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

First Trust/abrdn Global Opportunity Income Fund

First Trust Mortgage Income Fund

First Trust Specialty Finance and Financial Opportunities Fund

First Trust High Income Long/Short Fund

First Trust Energy Infrastructure Fund

First Trust MLP and Energy Income Fund

First Trust Intermediate Duration Preferred & Income Fund

First Trust New Opportunities MLP & Energy Fund

First Trust Dynamic Europe Equity Income Fund

First Trust High Yield Opportunities 2027 Term Fund

Exchange-Traded Funds

First Trust Exchange-Traded Fund

First Trust Dow Jones Select MicroCap Index Fund

First Trust Morningstar Dividend Leaders Index Fund

First Trust US Equity Opportunities ETF

First Trust NASDAQ-100 Equal Weighted Index Fund

First Trust NASDAQ-100-Technology Sector Index Fund

First Trust NYSE® Arca® Biotechnology Index Fund

First Trust Dow Jones Internet Index Fund

First Trust Capital Strength ETF

First Trust Dividend Strength ETF

First Trust Value Line® Dividend Index Fund

First Trust NASDAQ-100 Ex-Technology Sector Index Fund

First Trust NASDAQ® Clean Edge® Green Energy Index Fund

First Trust S&P REIT Index Fund

First Trust Natural Gas ETF

First Trust Water ETF

First Trust NASDAQ® ABA Community Bank Index Fund

First Trust Dow 30 Equal Weight ETF

First Trust Lunt U.S. Factor Rotation ETF

FT Cboe Vest Gold Strategy Quarterly Buffer ETF

FT Cboe Vest Gold Strategy Target Income ETF®

First Trust Growth Strength ETF

First Trust Indxx Aerospace & Defense ETF

First Trust Bloomberg Inflation Sensitive Equity ETF

First Trust S&P 500 Diversified Free Cash Flow ETF

First Trust Exchange-Traded Fund II

First Trust STOXX® European Select Dividend Index Fund

First Trust Alerian Disruptive Technology Real Estate ETF

First Trust Global Wind Energy ETF

First Trust Alerian U.S. NextGen Infrastructure ETF

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund

First Trust Indxx Global Natural Resources Income ETF

First Trust Indxx Global Agriculture ETF

First Trust Indxx NextG ETF

First Trust S-Network Future Vehicles & technology ETF

First Trust Cloud Computing ETF

First Trust International Equity Opportunities ETF

First Trust Nasdaq Cybersecurity ETF

First Trust IPOX® Europe Equity Opportunities ETF

First Trust Dow Jones International Internet ETF

First Trust Nasdaq Lux Digital Health Solutions ETF

First Trust Indxx Metaverse ETF

First Trust Bloomberg Emerging Market Democracies ETF

First Trust Dow Jones Global Select Dividend Index Fund

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Large Cap Core AlphaDEX® Fund

First Trust Mid Cap Core AlphaDEX® Fund

First Trust Small Cap Core AlphaDEX® Fund

First Trust Large Cap Value AlphaDEX® Fund

First Trust Large Cap Growth AlphaDEX® Fund

First Trust Multi Cap Value AlphaDEX® Fund

First Trust Multi Cap Growth AlphaDEX® Fund

First Trust Consumer Discretionary AlphaDEX®Fund

First Trust Consumer Staples AlphaDEX® Fund

First Trust Energy AlphaDEX® Fund

First Trust Financials AlphaDEX® Fund

First Trust Health Care AlphaDEX® Fund

First Trust Industrials/Producer Durables AlphaDEX® Fund

First Trust Materials AlphaDEX® Fund

First Trust Technology AlphaDEX® Fund

First Trust Utilities AlphaDEX® Fund

First Trust Mid Cap Growth AlphaDEX® Fund

First Trust Mid Cap Value AlphaDEX® Fund

First Trust Small Cap Growth AlphaDEX® Fund

First Trust Small Cap Value AlphaDEX® Fund

First Trust Exchange-Traded AlphaDEX® Fund II

First Trust Developed Markets ex-US AlphaDEX® Fund

First Trust Emerging Markets AlphaDEX® Fund

First Trust Asia Pacific ex-Japan AlphaDEX® Fund

First Trust Europe AlphaDEX® Fund

First Trust Latin America AlphaDEX® Fund

First Trust Brazil AlphaDEX® Fund

First Trust China AlphaDEX® Fund

First Trust Japan AlphaDEX® Fund

First Trust Germany AlphaDEX® Fund

First Trust United Kingdom AlphaDEX® Fund

First Trust India NIFTY 50 Equal Weight ETF

First Trust Switzerland AlphaDEX® Fund

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund

First Trust Emerging Markets Small Cap AlphaDEX® Fund

First Trust Eurozone AlphaDEX® ETF

First Trust Exchange-Traded Fund III

First Trust Preferred Securities and Income ETF

First Trust Managed Municipal ETF

First Trust Long/Short Equity ETF

First Trust Emerging Markets Local Currency Bond ETF

First Trust RiverFront Dynamic Developed International ETF

First Trust RiverFront Dynamic Europe ETF

First Trust RiverFront Dynamic Emerging Markets ETF

First Trust Horizon Managed Volatility Domestic ETF

First Trust Horizon Managed Volatility Developed International ETF

First Trust California Municipal High Income ETF

First Trust Institutional Preferred Securities and Income ETF

First Trust Municipal High Income ETF

First Trust Ultra Short Duration Municipal ETF

First Trust Short Duration Managed Municipal ETF

First Trust Merger Arbitrage ETF

First Trust Horizon Managed Volatility Small/Mid ETF

First Trust New York Municipal High Income ETF

First Trust Exchange-Traded Fund IV

First Trust North American Energy Infrastructure Fund

First Trust Tactical High Yield ETF

First Trust Senior Loan Fund

First Trust Enhanced Short Maturity ETF

First Trust High Income Strategic Focus ETF

First Trust Low Duration Opportunities ETF

First Trust SSI Strategic Convertible Securities ETF

First Trust EIP Carbon Impact ETF

First Trust Long Duration Opportunities ETF

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF ®

First Trust Limited Duration Investment Grade Corporate ETF

FT Energy Income Partners Strategy ETF

First Trust Intermediate Duration Investment Grade Corporate ETF

First Trust Intermediate Government Opportunities ETF

FT Cboe Vest DJIA® Dogs 10 Target Income ETF

FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF

FT Cboe Vest Technology Dividend Target Income ETF

FT Cboe Vest Rising Dividend Achievers Target Income ETF

First Trust Exchange-Traded Fund V

First Trust Managed Futures Strategy Fund

First Trust Exchange-Traded Fund VI

First Trust NASDAQ Technology Dividend Index Fund

Multi-Asset Diversified Income Index Fund

First Trust S&P International Dividend Aristocrats ETF

First Trust BuyWrite Income ETF

First Trust Nasdaq BuyWrite Income ETF

First Trust Rising Dividend Achievers ETF

First Trust Dorsey Wright Focus 5 ETF

First Trust RBA American Industrial Renaissance® ETF

First Trust Dorsey Wright Momentum & Dividend ETF

First Trust Dorsey Wright International Focus 5 ETF

First Trust Dorsey Wright Dynamic Focus 5 ETF

First Trust S-Network E-Commerce ETF

First Trust SMID Cap Rising Dividend Achievers ETF

First Trust Indxx Innovative Transaction & Process ETF

First Trust Nasdaq Artificial Intelligence and Robotics ETF

First Trust Nasdaq Bank ETF

First Trust Nasdaq Food & Beverage ETF

First Trust Nasdaq Oil & Gas ETF

First Trust Nasdaq Pharmaceuticals ETF

First Trust Nasdaq Semiconductor ETF

First Trust Nasdaq Transportation ETF

Emerging Markets Equity Select ETF

Large Cap US Equity Select ETF

Mid Cap US Equity Select ETF

Small Cap US Equity Select ETF

First Trust S&P 500 Diversified Dividend Aristocrats ETF

First Trust Dorsey Wright DALI 1 ETF

First Trust Dorsey Wright Momentum & Value ETF

First Trust Dorsey Wright Momentum & Low Volatility ETF

First Trust International Developed Capital Strength ETF

First Trust Indxx Medical Devices ETF

First Trust S-Network Streaming & Gaming ETF

First Trust Exchange-Traded Fund VII

First Trust Global Tactical Commodity Strategy Fund

First Trust Alternative Absolute Return Strategy ETF

First Trust Exchange-Traded Fund VIII

First Trust Flexible Municipal High Income ETF

First Trust Income Opportunities ETF

First Trust TCW Opportunistic Fixed Income ETF

First Trust TCW Unconstrained Plus Bond ETF

First Trust Low Duration Strategic Focus ETF

FT Cboe Vest Fund of Buffer ETFs

FT Cboe Vest U.S. Equity Buffer ETF - August

FT Cboe Vest U.S. Equity Deep Buffer ETF - August

FT Cboe Vest U.S. Equity Buffer ETF - November

FT Cboe Vest U.S. Equity Deep Buffer ETF - November

FT Cboe Vest U.S. Equity Buffer ETF - February

FT Cboe Vest U.S. Equity Deep Buffer ETF - February

FT Cboe Vest U.S. Equity Buffer ETF - May

FT Cboe Vest U.S. Equity Deep Buffer ETF - May

FT Cboe Vest U.S. Equity Buffer ETF - June

FT Cboe Vest U.S. Equity Deep Buffer ETF - June

FT Cboe Vest U.S. Equity Buffer ETF - July

FT Cboe Vest U.S. Equity Deep Buffer ETF - July

FT Cboe Vest U.S. Equity Buffer ETF - September

FT Cboe Vest U.S. Equity Deep Buffer ETF - September

First Trust Multi-Manager Large Growth ETF

First Trust TCW Securitized Plus ETF

First Trust Active Factor Large Cap ETF

First Trust Active Factor Mid Cap ETF

First Trust Active Factor Small Cap ETF

FT Cboe Vest U.S. Equity Buffer ETF - October

FT Cboe Vest U.S. Equity Deep Buffer ETF - October

FT Cboe Vest U.S. Equity Buffer ETF - December

FT Cboe Vest U.S. Equity Deep Buffer ETF - December

FT Cboe Vest Nasdaq-100® Buffer ETF - December

FT Cboe Vest International Equity Buffer ETF - December

FT Cboe Vest Fund of Deep Buffer ETFs

FT Cboe Vest U.S. Equity Deep Buffer ETF - January

FT Cboe Vest U.S. Equity Buffer ETF - January

First Trust TCW Emerging Markets Debt ETF

FT Cboe Vest U.S. Equity Buffer ETF - March

FT Cboe Vest U.S. Equity Deep Buffer ETF - March

FT Cboe Vest Nasdaq-100® Buffer ETF - March

FT Cboe Vest International Equity Buffer ETF - March

FT Cboe Vest U.S. Equity Buffer ETF - April

FT Cboe Vest U.S. Equity Deep Buffer ETF - April

First Trust Innovation Leaders ETF

First Trust Expanded Technology ETF

FT Cboe Vest International Equity Buffer ETF - June

FT Cboe Vest Nasdaq-100® Buffer ETF - June

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June

First Trust SkyBridge Crypto Industry and Digital Economy ETF

FT Cboe Vest Nasdaq-100® Buffer ETF - September

FT Cboe Vest International Equity Buffer ETF - September

First Trust Multi-Manager Small Cap Opportunities ETF

FT Cboe Vest Buffered Allocation Defensive ETF

FT Cboe Vest Buffered Allocation Growth ETF

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December

FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs

First Trust Multi-Strategy Alternative ETF

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September

FT Cboe Vest U.S. Equity Moderate Buffer ETF - January

FT Cboe Vest U.S. Equity Moderate Buffer ETF - February

FT Cboe Vest U.S. Equity Buffer & Premium Income ETF - September

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March

FT Cboe Vest U.S. Equity Moderate Buffer ETF - April

FT Cboe Vest U.S. Equity Moderate Buffer ETF - August

FT Cboe Vest U.S. Equity Moderate Buffer ETF - July

FT Cboe Vest U.S. Equity Moderate Buffer ETF - June

FT Cboe Vest U.S. Equity Moderate Buffer ETF - March

FT Cboe Vest U.S. Equity Moderate Buffer ETF - May

FT Cboe Vest U.S. Equity Moderate Buffer ETF - September

FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August

FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May

Open End Funds

First Trust Series Fund

First Trust Preferred Securities and Income Fund

First Trust/Confluence Small Cap Value Fund

First Trust Short Duration High Income Fund

First Trust Managed Municipal Fund

First Trust Variable Insurance Trust

First Trust/Dow Jones Dividend & Income Allocation Portfolio

First Trust Multi Income Allocation Portfolio

First Trust Dorsey Wright Tactical Core Portfolio

First Trust Capital Strength Portfolio

First Trust International Developed Capital Strength Portfolio

First Trust Growth Strength Portfolio

First Trust Capital Strength Hedged Equity Portfolio

Appendix B

First Trust Series Fund
First Trust Preferred Securities and Income Fund	N/A
First Trust/Confluence Small Cap Value Fund	N/A
First Trust Short Duration High Income Fund	N/A
First Trust Managed Municipal Fund	N/A
Sub-Total	$750,000

First Trust Variable Insurance Trust
First Trust/Dow Jones Dividend & Income Allocation Portfolio	N/A
First Trust Dorsey Wright Tactical Core Portfolio	N/A
First Trust Capital Strength Portfolio	N/A
First Trust International Developed Capital Strength® Portfolio	N/A
First Trust Multi Income Allocation Portfolio	N/A
First Trust Growth Strength Portfolio	N/A
First Trust Capital Strength Hedged Equity Portfolio	N/A
Sub-Total	$1,250,000

First Trust Closed-End Funds
First Trust Senior Floating Rate Income Fund II	$750,000
First Trust Energy Income and Growth Fund	$750,000
First Trust Enhanced Equity Income Fund	$750,000
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	$450,000
First Trust /abrdn Global Opportunity Income Fund	$450,000
First Trust Mortgage Income Fund	$400,000
First Trust Specialty Finance and Financial Opportunities Fund	$400,000
First Trust High Income Long/Short Fund	$750,000
First Trust Energy Infrastructure Fund	$750,000
First Trust MLP and Energy Income Fund	$900,000
First Trust Intermediate Duration Preferred & Income Fund	$1,250,000
First Trust New Opportunities MLP & Energy Fund	$600,000
First Trust Dynamic Europe Equity Income Fund	$750,000
First Trust High Yield Opportunities 2027 Term Fund	$900,000
Sub-Total	$9,850,000

First Trust Exchange-Traded Fund
First Trust Dow Jones Select MicroCap Index Fund	N/A
First Trust Morningstar Dividend Leaders Index Fund	N/A
First Trust US Equity Opportunities ETF	N/A
First Trust NASDAQ-100 Equal Weighted Index Fund	N/A
First Trust NASDAQ-100-Technology Sector Index Fund	N/A
First Trust NYSE® Arca® Biotechnology Index Fund	N/A
First Trust Dow Jones Internet Index Fund	N/A
First Trust Capital Strength ETF	N/A
First Trust Dividend Strength ETF	N/A
First Trust Value Line® Dividend Index Fund	N/A
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	N/A
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	N/A
First Trust S&P REIT Index Fund	N/A
First Trust Natural Gas ETF	N/A
First Trust Water ETF	N/A
First Trust NASDAQ® ABA Community Bank Index Fund	N/A
First Trust Dow 30 Equal Weight ETF	N/A
First Trust Lunt U.S. Factor Rotation ETF	N/A
FT Cboe Vest Gold Strategy Quarterly Buffer ETF	N/A
FT Cboe Vest Gold Strategy Target Income ETF®	N/A
First Trust Growth Strength ETF	N/A
First Trust Indxx Aerospace & Defense ETF	N/A
First Trust Bloomberg Inflation Sensitive Equity ETF	N/A
First Trust S&P 500 Diversified Free Cash Flow ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded AlphaDEX® Fund
First Trust Large Cap Core AlphaDEX® Fund	N/A
First Trust Mid Cap Core AlphaDEX® Fund	N/A
First Trust Small Cap Core AlphaDEX® Fund	N/A
First Trust Large Cap Value AlphaDEX® Fund	N/A
First Trust Large Cap Growth AlphaDEX® Fund	N/A
First Trust Multi Cap Value AlphaDEX® Fund	N/A
First Trust Multi Cap Growth AlphaDEX® Fund	N/A
First Trust Consumer Discretionary AlphaDEX® Fund	N/A
First Trust Consumer Staples AlphaDEX® Fund	N/A
First Trust Energy AlphaDEX® Fund	N/A
First Trust Financials AlphaDEX® Fund	N/A
First Trust Health Care AlphaDEX® Fund	N/A
First Trust Industrials/Producer Durables AlphaDEX® Fund	N/A
First Trust Materials AlphaDEX® Fund	N/A
First Trust Technology AlphaDEX® Fund	N/A
First Trust Utilities AlphaDEX® Fund	N/A
First Trust Mid Cap Growth AlphaDEX® Fund	N/A
First Trust Mid Cap Value AlphaDEX® Fund	N/A
First Trust Small Cap Growth AlphaDEX® Fund	N/A
First Trust Small Cap Value AlphaDEX® Fund	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund II
First Trust STOXX® European Select Dividend Index Fund	N/A
First Trust Alerian Disruptive Technology Real Estate ETF	N/A
First Trust Dow Jones Global Select Dividend Index Fund	N/A
First Trust Global Wind Energy ETF	N/A
First Trust Alerian U.S. NextGen Infrastructure ETF	N/A
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	N/A
First Trust Indxx Global Natural Resources Income ETF	N/A
First Trust Indxx Global Agriculture ETF	N/A
First Trust Indxx NextG ETF	N/A
First Trust S-Network Future Vehicles & Technology ETF	N/A
First Trust Cloud Computing ETF	N/A
First Trust International Equity Opportunities ETF	N/A
First Trust Nasdaq Cybersecurity ETF	N/A
First Trust IPOX® Europe Equity Opportunities ETF	N/A
First Trust Dow Jones International Internet ETF	N/A
First Trust Nasdaq Lux Digital Health Solutions ETF	N/A
First Trust Indxx Metaverse ETF	N/A
First Trust Bloomberg Emerging Market Democracies ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded AlphaDEX® Fund II
First Trust Developed Markets ex-US AlphaDEX® Fund	N/A
First Trust Emerging Markets AlphaDEX® Fund	N/A
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	N/A
First Trust Europe AlphaDEX® Fund	N/A
First Trust Latin America AlphaDEX® Fund	N/A
First Trust Brazil AlphaDEX® Fund	N/A
First Trust China AlphaDEX® Fund	N/A
First Trust Japan AlphaDEX® Fund	N/A
First Trust Germany AlphaDEX® Fund	N/A
First Trust United Kingdom AlphaDEX® Fund	N/A
First Trust India NIFTY 50 Equal Weight ETF	N/A
First Trust Switzerland AlphaDEX® Fund	N/A
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	N/A
First Trust Emerging Markets Small Cap AlphaDEX® Fund	N/A
First Trust Eurozone AlphaDEX® ETF	N/A
Sub-Total	$2,300,000

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF	N/A
First Trust Managed Municipal ETF	N/A
First Trust Long/Short Equity ETF	N/A
First Trust Emerging Markets Local Currency Bond ETF	N/A
First Trust RiverFront Dynamic Developed International ETF	N/A
First Trust RiverFront Dynamic Europe ETF	N/A
First Trust RiverFront Dynamic Emerging Markets ETF	N/A
First Trust Horizon Managed Volatility Domestic ETF	N/A
First Trust Horizon Managed Volatility Developed International ETF	N/A
First Trust California Municipal High Income ETF	N/A
First Trust Institutional Preferred Securities and Income ETF	N/A
First Trust Municipal High Income ETF	N/A
First Trust Short Duration Managed Municipal ETF	N/A
First Trust Ultra Short Duration Municipal ETF	N/A
First Trust Merger Arbitrage ETF	N/A
First Trust Horizon Managed Volatility Small/Mid ETF	N/A
First Trust New York Municipal High Income ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund IV
First Trust North American Energy Infrastructure Fund	N/A
First Trust Tactical High Yield ETF	N/A
First Trust Senior Loan Fund	N/A
First Trust Enhanced Short Maturity ETF	N/A
First Trust Low Duration Opportunities ETF	N/A
First Trust Long Duration Opportunities ETF	N/A
First Trust SSI Strategic Convertible Securities ETF	N/A
First Trust EIP Carbon Impact ETF	N/A
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF®	N/A
First Trust Limited Duration Investment Grade Corporate ETF	N/A
First Trust High Income Strategic Focus ETF	N/A
FT Cboe Vest Rising Dividend Achievers Target Income ETF	N/A
FT Energy Income Partners Strategy ETF	N/A
FT Cboe Vest DJIA® Dogs 10 Target Income ETF	N/A
First Trust Intermediate Government Opportunities ETF	N/A
First Trust Intermediate Duration Investment Grade Corporate ETF	N/A
FT Cboe Vest Technology Dividend Target Income ETF	N/A
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund V
First Trust Managed Futures Strategy Fund	N/A
Sub-Total	$600,000

First Trust Exchange-Traded Fund VI
First Trust NASDAQ Technology Dividend Index Fund	N/A
Multi-Asset Diversified Income Index Fund	N/A
First Trust S&P International Dividend Aristocrats ETF	N/A
First Trust BuyWrite Income ETF	N/A
First Trust Nasdaq BuyWrite Income ETF	N/A
First Trust Rising Dividend Achievers ETF	N/A
First Trust Dorsey Wright Focus 5 ETF	N/A
First Trust RBA American Industrial Renaissance® ETF	N/A
First Trust Dorsey Wright Momentum & Dividend ETF	N/A
First Trust Dorsey Wright International Focus 5 ETF	N/A
First Trust Dorsey Wright Dynamic Focus 5 ETF	N/A
First Trust SMID Cap Rising Dividend Achievers ETF	N/A
First Trust Indxx Innovative Transaction & Process ETF	N/A
First Trust Nasdaq Artificial Intelligence and Robotics ETF	N/A
First Trust Dorsey Wright Momentum & Low Volatility ETF	N/A
First Trust Dorsey Wright Momentum & Value ETF	N/A
First Trust Nasdaq Bank ETF	N/A
First Trust Nasdaq Food & Beverage ETF	N/A
First Trust Nasdaq Oil & Gas ETF	N/A
First Trust Nasdaq Pharmaceuticals ETF	N/A
First Trust S-Network E-Commerce ETF	N/A
First Trust Nasdaq Semiconductor ETF	N/A
First Trust Nasdaq Transportation ETF	N/A
Emerging Markets Equity Select ETF	N/A
Large Cap US Equity Select ETF	N/A
Mid Cap US Equity Select ETF	N/A
Small Cap US Equity Select ETF	N/A
US Equity Dividend Select ETF	N/A
First Trust Dorsey Wright DALI 1 ETF	N/A
First Trust International Developed Capital Strength ETF	N/A
First Trust Indxx Medical Devices ETF	N/A
First Trust S-Network Streaming & Gaming ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund VII
First Trust Global Tactical Commodity Strategy Fund	N/A
First Trust Alternative Absolute Return Strategy ETF	N/A
Sub-Total	$1,900,000

First Trust Exchange-Traded Fund VIII
First Trust Income Opportunities ETF	N/A
First Trust Flexible Municipal High Income ETF	N/A
First Trust TCW Opportunistic Fixed Income ETF	N/A
First Trust TCW Unconstrained Plus Bond ETF	N/A
First Trust Low Duration Strategic Focus ETF	N/A
FT Cboe Vest U.S. Equity Buffer ETF - August	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	N/A
FT Cboe Vest U.S. Equity Buffer ETF - November	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - November	N/A
FT Cboe Vest U.S. Equity Buffer ETF - February	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - February	N/A
First Trust Active Factor Large Cap ETF	N/A
First Trust Active Factor Mid Cap ETF	N/A
First Trust Active Factor Small Cap ETF	N/A
First Trust TCW Securitized Plus ETF	N/A
FT Cboe Vest U.S. Equity Buffer ETF - May	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	N/A
FT Cboe Vest U.S. Equity Buffer ETF - June	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - June	N/A
FT Cboe Vest U.S. Equity Buffer ETF - July	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - July	N/A
First Trust Multi-Manager Large Growth ETF	N/A
FT Cboe Vest Fund of Buffer ETFs	N/A
FT Cboe Vest U.S. Equity Buffer ETF- September	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF- September	N/A
FT Cboe Vest U.S. Equity Buffer ETF- October	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF- October	N/A
FT Cboe Vest U.S. Equity Buffer ETF - December	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - December	N/A
FT Cboe Vest Nasdaq-100® Buffer ETF - December	N/A
FT Cboe Vest International Equity Buffer ETF - December	N/A
FT Cboe Vest Fund of Deep Buffer ETFs	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - January	N/A
FT Cboe Vest U.S. Equity Buffer ETF - January	N/A
First Trust TCW Emerging Markets Debt ETF	N/A
FT Cboe Vest U.S. Equity Buffer ETF - March	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - March	N/A
FT Cboe Vest Nasdaq-100® Buffer ETF - March	N/A
FT Cboe Vest International Equity Buffer ETF - March	N/A
FT Cboe Vest U.S. Equity Buffer ETF - April	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - April	N/A
First Trust Innovation Leaders ETF	N/A
First Trust Expanded Technology ETF	N/A
FT Cboe Vest International Equity Buffer ETF- June	N/A
FT Cboe Vest Nasdaq-100® Buffer ETF - June	N/A
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June	N/A
First Trust SkyBridge Crypto Industry and Digital Economy ETF	N/A
FT Cboe Vest Nasdaq-100® Buffer ETF- September	N/A
FT Cboe Vest International Equity Buffer ETF- September	N/A
First Trust Multi-Manager Small Cap Opportunities ETF	N/A
FT Cboe Vest Buffered Allocation Defensive ETF	N/A
FT Cboe Vest Buffered Allocation Growth ETF	N/A
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December	N/A
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs	N/A
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF- September	N/A
FT Cboe Vest U.S. Equity Moderate Buffer ETF – January	N/A
First Trust Multi-Strategy Alternative ETF	N/A
FT Cboe Vest U.S. Equity Moderate Buffer ETF - February	N/A
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March	N/A
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March	N/A
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April	N/A
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May	N/A
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May	N/A
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June	N/A
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July	N/A
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July	N/A
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August	N/A
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August	N/A
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August	N/A
FT Cboe Vest U.S. Equity Moderate Buffer ETF - September	N/A
FT Cboe Vest U.S. Equity Buffer & Premium Income ETF - September	N/A
Sub-Total	$2,500,000

GRAND TOTAL	$34,150,000

Appendix C

First Trust Variable Insurance Trust
First Trust/Dow Jones Dividend & Income Allocation Portfolio	$544
First Trust Multi Income Allocation Portfolio	$23
First Trust Dorsey Wright Tactical Core Portfolio	$30
First Trust Capital Strength Portfolio	$65
First Trust International Developed Capital Strength Portfolio	$6
First Trust Capital Strength Hedged Equity Portfolio	$1
First Trust Growth Strength Portfolio	$2
Total	$671
First Trust Exchange-Traded Fund
First Trust Dow Jones Select MicroCap Index Fund	$95
First Trust Morningstar Dividend Leaders Index Fund	$2,569
First Trust US Equity Opportunities ETF	$449
First Trust NASDAQ-100 Equal Weighted Index Fund	$1,203
First Trust NASDAQ-100-Technology Sector Index Fund	$1,783
First Trust NYSE® Arca® Biotechnology Index Fund	$796
First Trust Dow Jones Internet Index Fund	$3,539
First Trust Capital Strength ETF	$5,302
First Trust Dividend Strength ETF	$12
First Trust Value Line® Dividend Index Fund	$6,819
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	$105
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	$777
First Trust S&P REIT Index Fund	$72
First Trust Natural Gas ETF	$341
First Trust Water ETF	$847
First Trust NASDAQ® ABA Community Bank Index Fund	$36
First Trust Dow 30 Equal Weight ETF	$147
First Trust Lunt U.S. Factor Rotation ETF	$72
FT Cboe Vest Gold Strategy Quarterly Buffer ETF	$10
FT Cboe Vest Gold Strategy Target Income ETF®	$47
First Trust Growth Strength ETF	$14
First Trust Indxx Aerospace & Defense ETF	$25
First Trust Bloomberg Inflation Sensitive Equity ETF	$1
First Trust S&P 500 Diversified Free Cash Flow ETF	$1
Total	$25,062
First Trust Exchange-Traded Fund II
First Trust STOXX® European Select Dividend Index Fund	$114
First Trust Alerian Disruptive Technology Real Estate ETF	$13
First Trust Dow Jones Global Select Dividend Index Fund	$401
First Trust Global Wind Energy ETF	$130
First Trust Alerian U.S. NextGen Infrastructure ETF	$5
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	$645
First Trust Indxx Global Natural Resources Income ETF	$147
First Trust Indxx Global Agriculture ETF	$8
First Trust Indxx NextG ETF	$241
First Trust S-Network Future Vehicles & Technology ETF	$26
First Trust Cloud Computing ETF	$1,673
First Trust International Equity Opportunities ETF	$106
First Trust Nasdaq Cybersecurity ETF	$3,139
First Trust IPOX® Europe Equity Opportunities ETF	$3
First Trust Dow Jones International Internet ETF	$17
First Trust Nasdaq Lux Digital Health Solutions ETF	$0
First Trust Indxx Metaverse ETF	$1
First Trust Bloomberg Emerging Market Democracies ETF	$2
Total	$6,671
First Trust Exchange-Traded AlphaDEX® Fund
First Trust Large Cap Core AlphaDEX® Fund	$684
First Trust Mid Cap Core AlphaDEX® Fund	$634
First Trust Small Cap Core AlphaDEX® Fund	$498
First Trust Large Cap Value AlphaDEX® Fund	$715
First Trust Large Cap Growth AlphaDEX® Fund	$625
First Trust Multi Cap Value AlphaDEX® Fund	$101
First Trust Multi Cap Growth AlphaDEX® Fund	$104
First Trust Consumer Discretionary AlphaDEX® Fund	$865
First Trust Consumer Staples AlphaDEX® Fund	$378
First Trust Energy AlphaDEX® Fund	$407
First Trust Financials AlphaDEX® Fund	$482
First Trust Health Care AlphaDEX® Fund	$824
First Trust Industrials/Producer Durables AlphaDEX® Fund	$1,041
First Trust Materials AlphaDEX® Fund	$323
First Trust Technology AlphaDEX® Fund	$728
First Trust Utilities AlphaDEX® Fund	$136
First Trust Mid Cap Growth AlphaDEX® Fund	$169
First Trust Mid Cap Value AlphaDEX® Fund	$135
First Trust Small Cap Growth AlphaDEX® Fund	$148
First Trust Small Cap Value AlphaDEX® Fund	$100
Total	$9,097
First Trust Exchange-Traded AlphaDEX® Fund II
First Trust Developed Markets ex-US AlphaDEX® Fund	$269
First Trust Emerging Markets AlphaDEX® Fund	$260
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$10
First Trust Europe AlphaDEX® Fund	$143
First Trust Latin America AlphaDEX® Fund	$46
First Trust Brazil AlphaDEX® Fund	$4
First Trust China AlphaDEX® Fund	$5
First Trust Japan AlphaDEX® Fund	$117
First Trust Germany AlphaDEX® Fund	$13
First Trust United Kingdom AlphaDEX® Fund	$13
First Trust India NIFTY 50 Equal Weight ETF	$65
First Trust Switzerland AlphaDEX® Fund	$58
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	$5
First Trust Emerging Markets Small Cap AlphaDEX® Fund	$207
First Trust Eurozone AlphaDEX® ETF	$11
Total	$1,226
First Trust Open-End Funds
First Trust Preferred Securities and Income Fund	$136
First Trust/Confluence Small Cap Value Fund	$14
First Trust Short Duration High Income Fund	$71
First Trust Managerd Municipal Fund	$52
Total	$273
First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF	$3,260
First Trust Managed Municipal ETF	$1,153
First Trust Long/Short Equity ETF	$463
First Trust Emerging Markets Local Currency Bond ETF	$83
First Trust RiverFront Dynamic Developed International ETF	$73
First Trust RiverFront Dynamic Europe ETF	$5
First Trust RiverFront Dynamic Emerging Markets ETF	$20
First Trust Horizon Managed Volatility Domestic ETF	$53
First Trust Horizon Managed Volatility Developed International ETF	$24
First Trust California Municipal High Income ETF	$94
First Trust Institutional Preferred Securities and Income ETF	$664
First Trust Municipal High Income ETF	$255
First Trust Ultra Short Duration Municipal ETF	$161
First Trust Short Duration Managed Municipal ETF	$250
First Trust Horizon Managed Volatility Small/Mid ETF	$11
First Trust Merger Arbitrage ETF	$44
First Trust New York Municipal High Income ETF	$8
Total	$6,621
First Trust Exchange-Traded Fund IV
First Trust North American Energy Infrastructure Fund	$1,491
First Trust Tactical High Yield ETF	$922
First Trust Senior Loan Fund	$1,372
First Trust Enhanced Short Maturity ETF	$4,681
First Trust Low Duration Opportunities ETF	$2,556
First Trust SSI Strategic Convertible Securities ETF	$56
First Trust EIP Carbon Impact ETF	$20
First Trust Long Duration Opportunities ETF	$118
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF®	$826
First Trust Limited Duration Investment Grade Corporate ETF	$462
First Trust High Income Strategic Focus ETF	$19
FT Cboe Vest Rising Dividend Achievers Target Income ETF	$284
FT Energy Income Partners Strategy ETF	$97
FT Cboe Vest DJIA® Dogs 10 Target Income ETF	$5
First Trust Intermediate Government Opportunities ETF	$9
First Trust Intermediate Duration Investment Grade Corporate ETF	$6
FT Cboe Vest Technology Dividend Target Income ETF	$1
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF	$2
Total	$12,927
First Trust Exchange-Traded Fund V
First Trust Managed Futures Strategy Fund	$104
Total	$104
First Trust Exchange-Traded Fund VI
First Trust NASDAQ Technology Dividend Index Fund	$1,227
Multi-Asset Diversified Income Index Fund	$261
First Trust S&P International Dividend Aristocrats ETF	$45
First Trust BuyWrite Income ETF	$167
First Trust Nasdaq BuyWrite Income ETF	$52
First Trust Rising Dividend Achievers ETF	$5,015
First Trust Dorsey Wright Focus 5 ETF	$1,960
First Trust RBA American Industrial Renaissance® ETF	$315
First Trust Dorsey Wright Momentum & Dividend ETF	$26
First Trust Dorsey Wright International Focus 5 ETF	$145
First Trust Dorsey Wright Dynamic Focus 5 ETF	$129
First Trust SMID Cap Rising Dividend Achievers ETF	$929
First Trust Indxx Innovative Transaction & Process ETF	$60
First Trust Nasdaq Artificial Intelligence and Robotics ETF	$263
First Trust Nasdaq Bank ETF	$80
First Trust Nasdaq Food & Beverage ETF	$83
First Trust Nasdaq Oil & Gas ETF	$164
First Trust Nasdaq Pharmaceuticals ETF	$13
First Trust S-Network E-Commerce ETF	$3
First Trust Nasdaq Semiconductor ETF	$716
First Trust Nasdaq Transportation ETF	$27
Emerging Markets Equity Select ETF	$21
Large Cap US Equity Select ETF	$11
Mid Cap US Equity Select ETF	$11
Small Cap US Equity Select ETF	$17
US Equity Dividend Select ETF	$16
First Trust Dorsey Wright DALI 1 ETF	$92
First Trust Dorsey Wright Momentum & Value ETF	$13
First Trust Dorsey Wright Momentum & Low Volatility ETF	$36
First Trust International Developed Capital Strength® ETF	$44
First Trust Indxx Medical Devices ETF	$1
First Trust S-Network Streaming & Gaming ETF	$3
Total	$11,945
First Trust Exchange-Traded Fund VII
First Trust Global Tactical Commodity Strategy Fund	$1,698
First Trust Alternative Absolute Return Strategy ETF	$109
Total	$1,807
First Trust Exchange-Traded Fund VIII
First Trust Income Opportunities ETF	$18
First Trust Flexible Municipal High Income ETF	$8
First Trust TCW Opportunistic Fixed Income ETF	$2,791
First Trust TCW Unconstrained Plus Bond ETF	$968
First Trust Low Duration Strategic Focus ETF	$82
FT Cboe Vest U.S. Equity Buffer ETF - August	$362
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	$221
FT Cboe Vest U.S. Equity Buffer ETF - November	$263
FT Cboe Vest U.S. Equity Deep Buffer ETF - November	$139
First Trust Active Factor Large Cap ETF	$3
First Trust Active Factor Mid Cap ETF	$5
First Trust Active Factor Small Cap ETF	$2
FT Cboe Vest U.S. Equity Buffer ETF - February	$285
FT Cboe Vest U.S. Equity Deep Buffer ETF - February	$124
FT Cboe Vest U.S. Equity Buffer ETF - May	$305
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	$116
FT Cboe Vest U.S. Equity Buffer ETF - June	$331
FT Cboe Vest U.S. Equity Deep Buffer ETF -June	$107
FT Cboe Vest U.S. Equity Buffer ETF - July	$323
FT Cboe Vest U.S. Equity Deep Buffer ETF -July	$201
First Trust TCW Securitized Plus ETF	$46
First Trust Multi-Manager Large Growth ETF	$24
FT Cboe Vest Fund of Buffer ETFs	$1,213
FT Cboe Vest U.S. Equity Deep Buffer ETF - September	$98
FT Cboe Vest U.S. Equity Buffer ETF - September	$226
FT Cboe Vest U.S. Equity Buffer ETF- October	$171
FT Cboe Vest U.S. Equity Deep Buffer ETF- October	$79
FT Cboe Vest U.S. Equity Buffer ETF - December	$184
FT Cboe Vest U.S. Equity Deep Buffer ETF - December	$172
FT Cboe Vest Nasdaq-100® Buffer ETF - December	$97
FT Cboe Vest International Equity Buffer ETF - December	$38
FT Cboe Vest Fund of Deep Buffer ETFs	$384
FT Cboe Vest U.S. Equity Deep Buffer ETF - January	$115
FT Cboe Vest U.S. Equity Buffer ETF - January	$212
FT TCW Emerging Markets Debt ETF	$20
FT Cboe Vest U.S. Equity Buffer ETF - March	$200
FT Cboe Vest U.S. Equity Deep Buffer ETF - March	$122
FT Cboe Vest Nasdaq-100® Buffer ETF - March	$121
FT Cboe Vest International Equity Buffer ETF - March	$38
FT Cboe Vest U.S. Equity Buffer ETF - April	$255
FT Cboe Vest U.S. Equity Deep Buffer - April	$145
First Trust Innovation Leaders ETF	$9
First Trust Expanded Technology ETF	$4
FT Cboe Vest International Equity Buffer ETF- June	$72
FT Cboe Vest Nasdaq-100® Buffer ETF - June	$237
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June	$198
First Trust SkyBridge Crypto Industry and Digital Economy ETF	$11
FT Cboe Vest Nasdaq-100® Buffer ETF- September	$88
FT Cboe Vest International Equity Buffer ETF- September	$16
First Trust Multi-Manager Small Cap Opportunities ETF	$4
FT Cboe Vest Buffered Allocation Defensive ETF	$59
FT Cboe Vest Buffered Allocation Growth ETF	$101
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December	$219
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs	$119
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF- September	$61
FT Cboe Vest U.S. Equity Moderate Buffer ETF - January	$85
First Trust Multi-Strategy Alternative ETF	$1
FT Cboe Vest U.S. Equity Moderate Buffer ETF - February	$123
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March	$69
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March	$167
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April	$98
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May	$70
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May	$19
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June	$208
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July	$31
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July	$138
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF- August	$33
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August	$14
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August	$54
FT Cboe Vest U.S. Equity Moderate Buffer ETF - September	$30
FT Cboe Vest U.S. Equity Buffer & Premium Income ETF - September	$5
Total	$12,957

First Trust Closed-End Funds
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	$44
First Trust Energy Income and Growth Fund	$190
First Trust Enhanced Equity Income Fund	$221
First Trust/abrdn Global Opportunity Income Fund	$41
First Trust Mortgage Income Fund	$32
First Trust Specialty Finance and Financial Opportunities Fund	$36
First Trust Senior Floating Rate Income Fund II	$183
First Trust High Income Long/Short Fund	$258
First Trust Energy Infrastructure Fund	$166
First Trust MLP and Energy Income Fund	$264
First Trust New Opportunities MLP & Energy Fund	$107
First Trust Intermediate Duration Preferred & Income Fund	$668
First Trust Dynamic Europe Equity Income Fund	$142
First Trust High Yield Opportunities 2027 Term Fund	$354
Total	$2,706
$92,067

First Trust Advisors L.P.	$53,705
First Trust Portfolios L.P.	$7,672
Total	$153,444